Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Del Frisco’s Restaurant Group, Inc. (the “Company”) on Form 10-Q for the quarterly period ending March 19, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Mark S. Mednansky, Chief Executive Officer of the Company, and Thomas J. Pennison, Jr., Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2013	/s/ Mark S. Mednansky
Mark S. Mednansky
Chief Executive Officer
(Principal Executive Officer)

Dated: April 30, 2013	/s/ Thomas J. Pennison, Jr.
Thomas J. Pennison, Jr
Chief Financial Officer
(Principal Financial and Accounting Officer)

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